As filed with the Securities and Exchange Commission on April 30, 2010

Securities Act of 1933 File No. 002-74436
Investment Company Act of 1940 File No. 811-03287

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
_____________________

FORM N-1A
_____________________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X/
Pre-Effective Amendment No.	/ /
Post-Effective Amendment No. 32	/X/
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/X/
Amendment No. 32

New Alternatives Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

150 Broadhollow Road, Suite PH2
Melville, NY 11747
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (631) 423-7373

Name and Address of Agent for Service:
David Schoenwald, President
New Alternatives Fund, Inc.
150 Broadhollow Road, Suite PH2
Melville, NY 11747

COPIES TO:
Laura Anne Corsell, Esq.
Montgomery, McCracken, Walker & Rhoads, LLP
123 South Broad Street
Avenue of the Arts
Philadelphia, PA 19109

It is proposed that this filing will become effective:

___	immediately upon filing pursuant to paragraph (b)
X	on April 30, 2010 pursuant to paragraph (b)
___	60 days after filing pursuant to paragraph (a)(1)
___	on pursuant to paragraph (a)(1)
___	75 days after filing pursuant to paragraph (a)(2)
___	on _______ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

___     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO]

PROSPECTUS

APRIL 30, 2010

NEW ALTERNATIVES FUND, INC.
Ticker: NALFX

150 Broadhollow Road, Suite PH2, Melville, New York 11747
(800) 423-8383 or (631) 423-7373
www.newalternativesfund.com

New Alternatives Fund is a mutual fund seeking long-term capital appreciation by investing in equity securities in a wide range of industries that are oriented to a clean and sustainable environment
with a special interest in Alternative Energy

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

PRINTED ON RECYCLED PAPER

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NEW ALTERNATIVES FUND SUMMARY

 Investment Objective

The investment objective of New Alternatives Fund, Inc. (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of $25,000 or more.  More information about this discount and other discounts is available from your financial professional and in the section “Reductions or Modifications of Sales Charges” on page 12 of this Prospectus.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)	4.75%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.52%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.50%
Total Annual Fund Operating Expenses	1.02%

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that: (i) you pay the maximum sales load, (ii) your investment has a 5% return each year, and (iii) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

1 year	3 years	5 years	10 years
$574	$784	$1,011	$1,664

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 33.94% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing in equity securities, such as common stocks. The Fund makes investments in a wide range of industries and in companies of all sizes.  The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad.

The Fund concentrates at least 25% of its total assets in equity securities of companies which have an interest in alternative energy.  “Alternative Energy” means the production and conservation of energy in a manner that reduces pollution and harm to the environment, particularly when compared to conventional coal, oil or atomic energy.

Money awaiting investment in portfolio holdings is generally kept in U.S. Treasury Bills. The Fund also invests in certificates of deposit of what it considers to be socially-concerned, federally insured banks and credit unions that are committed to serving community needs.  When current market, economic, political or other conditions are unstable and would impact the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes.

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Principal Risks

General Risk.  All investments are subject to inherent risks, and an investment in the Fund is no exception.  Accordingly, you may lose money by investing in the Fund.

Market Risk.  The value of the Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Concentration Risk. The Fund will concentrate at least 25% of its total assets in equity securities of companies which have an interest in Alternative Energy.  A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate its investments.

New Technology Risk. The Fund may consider investments in new technologies intended to produce a clean and sustainable environment.  New technologies may not be cost effective, and the investment adviser may select a new technology that is not successful.  It is also possible that interest in achieving a clean and sustainable environment may diminish.  The potential advantages of new technologies may be slow in both development and recognition.

Political Risk. Investments in Alternative Energy and companies with environmental products are subject to political priorities and changing government regulations and subsidies that may impact the value of their securities.  There are also risks associated with a failure to enforce environmental law. For example, if the government reduces environmental regulation or its enforcement, companies that produce products designed to provide a clean environment, and in which the Fund invests, are less likely to prosper.

Small-Cap Equity Securities Risk.  The Fund may invest in stocks of smaller companies.  Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies.  Securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider fluctuations in price thus creating a greater chance of loss than securities of larger capitalization companies.

Foreign Company Risk. Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities.  Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.  Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies.  These risks can increase the potential for losses in the Fund and affect its share price.

Is This Fund For You?

The Fund is not for investors seeking a high level of current income or safety. Investing in the Fund is not a complete investment program.

The Fund may appeal to investors with an interest in Alternative Energy, environmental improvement and social responsibility. Please understand that social responsibility is a subjective concept that is interpreted by the investment adviser and may reduce the number of companies eligible for investment by the Fund.

Performance Information

The bar chart and performance table below show how the Fund has performed in the past and provide some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year.  The returns in the bar chart do not include the deduction of any applicable sales charges.  If sales charges had been included, the returns would be less than those shown in the bar chart.  The table compares the average annual total returns of the Fund for the periods ended December 31, 2009 to those of two broad-based securities markets indices.  Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Calendar Year Total Returns

 [GRAPH]

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
51.70%	-12.40%	-29.50%	23.50%	13.34%	8.94%	33.83%	33.53%	-44.85%	36.61%

During the period shown in the bar chart, the highest return for a quarter was 33.87% (for the quarter ending March 31, 2000) and the lowest return for a quarter was -21.84% (for the quarter ending September 30, 2008).

Average Annual Total Returns
(For the periods ended December 31, 2009)

	One Year	Five Years	Ten Years
Return Before Taxes	30.11%	6.92%	6.23%

Return After Taxes on Distributions	29.72%	6.34%	5.52%

Return After Taxes on Distributions and Sale of Fund Shares	19.57%	5.83%	5.12%

Russell 2000® Index	27.17%	0.51%	3.51%

S&P 500® Index	26.46%	0.42%	-0.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Russell 2000® Index is an unmanaged index that consists of approximately 2,000 of the smallest (based on market caps) companies in the Russell 3000® Index.  The S&P 500® Index is an unmanaged index of approximately 500 leading companies in leading industries of the U.S. economy.

Investment Advisor

The Fund’s investment advisor is Accrued Equities, Inc. (the “Advisor”).

Portfolio Managers

The Fund’s portfolio managers are Maurice L. Schoenwald, Director, Vice President and Secretary of the Fund, and David J. Schoenwald, Chairperson of the Board of Directors, President and Treasurer of the Fund.  They have managed the Fund since its inception in 1982.

Purchasing and Redeeming Fund Shares

Your purchase of Fund shares is subject to the following minimum investment amounts:

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Minimum Investment To Open Account	$2,500 for Regular Accounts	$2,000 For IRAs
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$250
Minimum Subsequent Investment (Automatic Investment Plan Members)	$50 per month minimum

You may purchase shares by mail by sending to the appropriate address, a signed, completed application (in proper form) and a check drawn on a U.S. bank.  Requests for redemption must: (i) be in writing, (ii) signed by the account owner(s), (iii) include the account name and number, and (iv) include the number of shares or dollar amount to be redeemed.  Purchase and redemption requests should be addressed to:  New Alternatives Fund, Inc., c/o PNC Global Investment Servicing, P.O. Box 9794, Providence, RI 02940. For overnight mail services: New Alternatives Fund, Inc., c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE NEW ALTERNATIVES FUND

Additional Information Regarding the Fund’s Special Interest in Alternative Energy

The Fund’s investment objective is long-term capital appreciation.  This investment objective is not fundamental, which means that it can be changed by the Board of Directors of the Fund without the approval of the shareholders.

The Fund seeks to achieve its investment objective by investing in equity securities, such as common stocks.  The Fund concentrates at least 25% of its total assets in equity securities of companies which have an interest in Alternative Energy.

“Alternative Energy” means the production and conservation of energy in a manner that reduces pollution and harm to the environment; particularly when compared to conventional coal, oil or atomic energy.  Alternative Energy and renewable energy are overlapping and related concepts. Such energy saves natural resources and is environmentally superior to conventional coal and oil.  Alternative Energy includes renewable energy (solar, wind, hydro, geothermal and biomass), fuel cells, hydrogen and energy conservation and enabling technologies.

The Fund does not include oil and coal, as presently used, within its definition of alternative energy. The Fund may invest in conventional energy companies when they are actively developing or producing such items as photovoltaic solar cells, fuel cells or developing other products and technologies related to the Fund’s areas of interest. There may be future technologies for the transformation of coal to a clean source of energy.

Power generated through wind, flowing water, energy conservation and geothermal heating are ancient but now employ new advanced technology.  Electricity produced by solar cells, hydrogen, ocean energy and fuel cells are relatively new. All of the technologies operate. The cost effectiveness of some of the newest technologies varies.

Atomic energy is not included as an area for alternative energy investment. There is a significant potential for accident or attack, unresolved radioactive waste disposal problems, excessive cost and frequent community opposition. There is concern with the cost of dismantling atomic energy facilities as they mature or depreciate.

Examples of Alternative Energies and related products are illustrated below:

a.
Solar photovoltaic cells produce electricity from sunlight.  Solar hot water and solar thermal systems convert the sun’s energy into heat.  Heat produced from solar thermal systems can be used to produce electricity.

b.	Wind produced energy is becoming more widespread and cost efficient. It depends to some extent on tax benefits and political support.

c.	Hydroelectric power is clean, but is limited by geography.

d.	Geothermal energy is produced by heat produced from sources below the earth's surface.

e.	Conservation includes insulation, energy efficient electrical equipment, and transportation equipment such as hybrid or electric vehicles, bicycles and railroads.

f.	Recycling is a form of energy and resource conservation.

g.	Cogeneration and combined heat and power systems use a single fuel to produce, simultaneously, general use electricity and heat or cooling.

h.	Ocean energy can be and is produced from currents or waves by using equipment to generate electricity which is then brought to shore through cables.

i.	Fuel cells generate electricity and heat by means of a chemical reaction. No combustion is involved and the by product is water. The fuel source varies for different types of fuel cells.

j.
Biofuels such as biodiesel and ethanol are transportation fuels. There is some concern about appropriate land use and competition between the use of agricultural products for food and fuel. Conversion of agricultural products to fuel has become more efficient. High oil prices, political support and improved methods to convert agricultural resources into fuel have increased the growth of biofuels.

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Examples of Additional Related Products and Technologies in Which the Fund May Invest

Batteries For Solar Energy: Photovoltaic solar cells depend on daylight to produce energy.  For systems that are independent of the power grid, batteries or other storage systems are needed to store the energy. Inverters are needed to convert direct current to alternating current.

Natural Gas is the cleanest of hydrocarbon conventional fuels.

Illustrations of Advantages and Disadvantages of Different Areas of Possible Fund Investments

Recycling: When resource availability declines or demand for basic materials increases, prices for recycled materials increase.  The use of recycled material saves energy.

Conventional Energy Prices can fluctuate widely. Oil supplies are finite. Some oil reserves are expensive to extract.  Alternative energy technologies are expected to advance when oil prices rise. When there is an abundant and inexpensive supply of oil, investors may neglect alternative energy.

There are variable levels of public anxiety about energy independence and the desire for alternatives that foster energy independence. There are polluting effects from oil and coal as currently used. All these considerations impact the demand for alternative energy.

Clean Air investments grow when there are increased concerns about acid rain, air pollution, and asthma and allergies.

Clean Water investments grow when there are water-based epidemics, regional scarcities and polluted streams. Investment growth falters when federal, state and local commitment fades. There is a continuing contest between opposition to government regulation and clean air and water.

Solar (Photovoltaic) Cells are presently used and attractive in remote areas where there is no utility grid or attractive to financial investors when there are strong subsidies for grid connected solar. The costs are getting lower and the cells more efficient each year. They are not presently competitive with utility electric production, except during certain circumstances.

Fuel Cells appear to be more efficient and cleaner than conventional utility produced electricity. The main by-product is drinkable water. Commercial use is barely beginning. The capital cost of fuel cells is presently much higher than the cost of conventional electric generating equipment. Choosing the best cells and the companies that produce them may prove difficult.

Environmentally Grown and Organic Foods are enjoying a period of growth. Producers, distributors and retailers are generally prospering. Many of the products cost more. The growth may not survive a poor economy.

More Alternatives: The list of energy alternatives and environmental solutions cannot be exhaustive or the comments complete. Technologies such as ocean energy, including ocean thermal variation, tidal movement and wave action to produce electricity are under development. There will be other new opportunities in new areas of alternative energy and new environmental products and technologies. The Fund will include them as they appear practical.

In selecting investments for the Fund, the Advisor does not use any formula or technical systems to select portfolio holdings.  The Advisor selects securities for purchase or sale by subjectively balancing factors such as the investment's relationship to the Fund’s areas of interest and concentration, the perceived risk of the investment, and the current value of the security. The Advisor also considers the perceived prospects for the company and its industry, with concern for economic, political and social conditions at the time.  In addition the Advisor considers its expectations for the investment based on, among other things, the company’s technological and management strength.  Most of the Fund’s investments will be in companies that provide a contribution to a clean and sustainable environment.  In addition, the Advisor will seek to invest in companies with non-discriminatory practices at all levels of their work force.

The Advisor uses several means of research and information gathering.  It subscribes to a number of trade publications relating to the Fund's areas of interest, collects news from general and financial publications, and reviews financial and other reports filed with regulators.  The Advisor also reviews news about companies in which the Fund invests, as well as examines various analyst reports.  The Advisor may also obtain and use information and opinions of the Fund’s shareholders, some of whom are knowledgeable about the areas in which the Fund invests.

The Advisor considers selling Fund portfolio holdings for various reasons including, but not limited to: its need to raise cash to purchase a different portfolio security, a company experiences a technological or other disadvantage, a company’s competitive position deteriorates, or a company no longer satisfies the Fund’s Alternative Energy or other specialty focus.

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Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Investment Advisor

The Fund’s investment advisor is Accrued Equities, Inc., 150 Broadhollow Road, Suite PH2, Melville, NY 11747. The Advisor is an SEC registered investment advisor and broker-dealer founded in 1954 to advise the personal investment clients of then practicing lawyer Maurice L. Schoenwald. The officers of the Advisor are Maurice and David J. Schoenwald (father and son), who founded the Fund in 1982. The Advisor makes all investment decisions for the Fund, manages the Fund’s business affairs and supervises the Fund’s day-to-day operations.  The Advisor also furnishes office space and certain administrative and clerical services needed with respect to the Advisor’s responsibilities under its investment advisory agreement with the Fund.  A discussion regarding the basis for the Board of Directors’ approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2009.

The Fund pays the Advisor a fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million of average net assets; 0.50% of average net assets more than $30 million and less than $100 million; and 0.45% of average net assets more than $100 million. The fee is accrued daily and paid monthly.  The Advisor received a fee of 0.52% during the fiscal year ended December 31, 2009.

Portfolio Managers:  Maurice L. Schoenwald and David J. Schoenwald are the individuals primarily responsible for the day to day management of the Fund’s investment portfolio.  The Fund’s portfolio managers, have managed the Fund since its inception in 1982.  Maurice L. Schoenwald is a Director of the Advisor.  David J. Schoenwald is the President and Treasurer of the Advisor.  Both have been private practicing attorneys, personally interested in social and environmental matters.  David has been a journalist and an attorney with Law Services (a poverty law agency). Maurice has had experience teaching law, practicing commercial law, arranging various investments and writing about investments.

The Statement of Additional Information provides additional information about each portfolio manager's compensation and the portfolio manager's ownership of shares of the Fund.

More Information About Purchasing And Redeeming Fund Shares

Minimum Initial Investment:  You must invest at least $2,500 to purchase shares when you open an account in the Fund.  The minimum initial investment for an IRA account is $2,000.  Shares of the Fund may be purchased at the offering price, which is the net asset value next determined after receipt of a properly completed application form by PNC Global Investment Servicing, the Fund’s transfer agent (“Transfer Agent”), plus the applicable sales charge.  An application form is included in the back of the Prospectus. If you would like to open an IRA account or some other special account, please call the Fund and you will receive the forms.  Forms are also available on the Fund’s website at www.newalternativesfund.com.

Purchase orders that are received by the Transfer Agent before 4:00 p.m. Eastern time will be made at that day’s net asset value plus the applicable sales charge.

Minimum Subsequent Investment:  After the minimum initial investment you can add as little as $50 periodically through an automatic investment arrangement with your bank. If you do not participate in the automatic investment plan, the minimum additional investment is $250.  Send the stub from your last statement, together with a check drawn on a U.S. bank to one of the addresses noted below.

Purchases by Mail:  You may purchase shares by mail by sending a signed, completed application form and a check drawn on a U.S. bank as follows:

Via Regular Mail:
New Alternatives Fund, Inc.
c/o PNC Global Investment Servicing
P.O. Box 9794
Providence, RI  02940

If you are sending applications, checks or other communications to the Fund via express delivery, or registered or certified mail, send to:

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New Alternatives Fund, Inc.
c/o PNC Global Investment Servicing
101 Sabin Street
Pawtucket, RI  02860-1427

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  The Fund does not accept purchases made with third party checks, traveler’s checks, credit card checks, starter checks, cashier’s checks or money orders.  A fee may be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  You will also be responsible for any losses suffered by the Fund as a result.  Any profits from such a cancellation will accrue to the Fund.  The Fund reserves the right to suspend or modify the continuous offering of its shares.

Purchases by Wire:  To make an initial purchase by wire, please call (800) 441-6580 to have an account number assigned and make arrangements for the submission of your application form.  To transfer funds by wire, contact your bank and instruct them to transmit the funds to:

PNC Bank
Pittsburgh, PA
ABA#: 031000053
DDA#:  8606905919
Attn:  New Alternatives Fund
FCC:  Shareholder’s Name and Fund Account Number

Please note that your bank may charge you a wire fee.  Please make sure that the amount that reaches the Fund, after you pay your bank’s wire fee, is in the appropriate minimum investment amount required by the Fund.  Mail your completed application form to the Transfer Agent at the address above.  In order to properly credit your wire, you should call the Transfer Agent to alert the Fund regarding your wire and application form.

Customer Identification Program: Federal regulations require that the Fund obtain certain personal information about you when opening a new account.  As a result, the Fund must obtain at least the following information for each person that opens a new account:

• Name;
• Date of birth (for individuals);
• Residential or business street address (although post office boxes are still permitted for mailing); and
• Social Security number, Taxpayer Identification Number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified.  The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.  If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

The Fund has delegated its responsibilities for obtaining and verifying this identification information to its Transfer Agent.

Purchases through Financial Services Organizations: You may purchase shares of the Fund through participating brokers, dealers, financial advisors, financial supermarkets, and other financial professionals.  Simply call your investment professional to make your purchase.  If you invest through a brokerage firm or other financial professional, you may pay fees in addition to those described in this Prospectus.  Brokerage firms and other financial professionals may charge transaction and other fees and may set different minimum investment amounts or limitations on buying or selling shares.  Such organizations may charge a separate fee for administrative services in connection with investments in Fund shares.  These fees and requirements would be in addition to those imposed by the Fund.  If you are investing through a brokerage firm or other financial professional, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this prospectus (for example, some or all of the services and privileges described may not be available to you).  Brokerage firms and other financial professionals have the responsibility for transmitting purchase orders and money, and for crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.  If your account will qualify for a sales load waiver or sales charge reduction, you or your financial organization must notify the Transfer Agent at the time of purchase of your eligibility for the waiver or reduction.

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Withholding: If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Fund will be required to withhold a certain percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds.

Application Forms and Questions:  You can download application forms (including IRA and Roth IRA forms), the Prospectus, Statement of Additional Information (“SAI”) and shareholder reports from our website at www.newalternativesfund.com.  Call (800) 423-8383 with any questions regarding the Fund or the forms.

Documentation Requirements: Additional documents may be required for purchases if shares are to be registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization.  A purchase request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form.  Please contact the Transfer Agent to ensure that you supply all of the required documents.  If all of the required documents are not received, your request will not be honored.

Automatic Investment Plan:  You may open an automatic investment plan account with a $2,500 initial purchase and a $50 monthly or quarterly investment.  If you have an existing account that does not include the automatic investment plan, you can contact the Fund at (800) 441-6580 to establish an automatic investment plan.  The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund.  You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $50.  The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan section found on the application or contact the Fund at (800) 441-6580.

Account Minimum:   At the discretion of the Advisor, accounts with a total value at the time of notice of $1,000 or less, as a result of redemptions and not market fluctuations, may be redeemed at net asset value by the Fund.  You will be given at least 60 days notice by mail to bring the account up to the minimum level before involuntary redemption.

Frequent Purchases and Redemptions of Fund Shares: The Fund is a long-term investment. Do not invest if you are a "market timer". Short-term investments are disruptive and do not benefit the Fund or its long-term shareholders. It is unlikely to benefit a person making the short-term investment and who is paying a front-end sales charge.

The Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets. Frequent trading of Fund shares may lead to less efficient management of the Fund's portfolio, resulting in dilution of the value of shares held by long-term shareholders. The Fund's Board of Directors has not adopted any special policies or procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders, but the Fund's existing procedures enable it  to reject purchases if it appears a shareholder is attempting market timing.

The Fund reserves the right to refuse certain requests to purchase shares.

Delivery of Shareholder Documents: The SEC has adopted rules that permit investment companies and financial intermediaries (e.g., brokers) to satisfy the delivery requirements for shareholder documents with respect to two or more shareholders sharing the same address by delivering a single document addressed to those shareholders.  This process is commonly referred to as “householding.” The Fund engages in the householding of its shareholder document mailings.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive individual copies of these documents, please call toll-free (800) 441-6580 or, if your shares are held through a financial intermediary, please contact the institution directly. The Fund will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

Pricing Shares

The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

Securities held by the Fund are valued based on the official closing price or the last reported sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded, as of the close of business on the day the securities are being valued.  That is normally 4:00 p.m. Eastern time.  If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used.  Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost.  Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation.  The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares.  As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

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If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by the Advisor under methods established by and under the general supervision of the Fund’s Board of Directors.  The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded.  This most commonly occurs with foreign securities, but may occur in other cases as well.  The Fund does not invest in unlisted securities.
Sales Charges

The Fund’s share price is based upon the daily net asset value of its shares.  The Fund’s offering price is the net asset value per share plus a front-end sales charge.  The front-end sales charge provides payment to brokers or the underwriter and/or sub-distributor of the Fund.  This Fund does not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. The front-end sales charge you pay depends on the dollar amount invested, as shown in the table below.  Front-end sales charges are not imposed upon reinvested dividends or distributions.

Purchase Amount	Sales Commission as a Percentage of Offering Price	Dealer Reallowance as a Percentage of Offering Price	Sales Commission as a Percentage of Net Amount Invested
Up to $24,999.99	4.75%	4.00%	4.987%
$25,000 to $99,999.99	3.85%	3.00%	4.00%
$100,000 or more	2.91%	2.00%	3.00%

Reductions or Modifications of Sales Charges

Subsequent Additional Purchases: If you add to your holdings and pass the threshold into a different breakpoint, the sales charge for the additional purchases will be at the reduced rate of the newly obtained category. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases.

Purchases Made By Families: Investors may combine family purchases into a single transaction to qualify for a reduced sales charge; however, each family member must meet the minimum investment requirement. This includes purchases by spouses, children, parents, siblings, grandparents and family trusts.

Shareholders Who Own Fund Shares In More Than One Account: If you own Fund shares in more than one account, you can aggregate your holdings for the purpose of meeting the reduced sales load breakpoints by adding the value of the additional shares to the current market value of the shares already owned. However, each account must still meet the minimum investment requirement.  Shareholders who are uncertain of their account numbers (listed on purchase confirmations and shareholder statements) or account balances should contact the Transfer Agent to ascertain this information.

Sales Charge Waivers: Shares of the Fund may be sold without a front-end sales charge to the following:

•	Non-Profit or Charitable Organizations (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $25,000 or more.

•
Clients of an investment professional (e.g., investment advisors, financial planners, banks, trust departments, sponsors of “wrap-fee” programs, etc.) if the client is charged a fee by the investment professional for such portfolio management or brokerage services.

•	Brokers who are purchasing for their own account and will not transfer their shares.

•	Officers, Directors and employees of the Fund and Advisor and their families.

12

•
Institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 401(k), 403(b), 457 or 408 of the Internal Revenue Code of 1986 and “rabbi trusts.”

It is each investor's responsibility to notify the Transfer Agent or other financial intermediary at the time of purchase regarding eligibility for such reduced or waived sales charges. Attach a note to your application form and/or call the Transfer Agent or other financial intermediary purchasing shares in order to help prevent errors.  You may need to provide additional information or records such as statements, before your purchase can be affected with a reduced or waived sales charge.  Much of this information is also available on the Fund’s website at www.newalternativesfund.com.

Transfer of Shares

Shares held with the Transfer Agent may be transferred to other parties, without charge.  Requests for transfer must be in writing, include all relevant information (as required by the Transfer Agent) and be signed by the person or persons named on the account. The Fund’s Transfer Agent requires a signature guarantee under the Medallion Signature Guarantee Program (see below) for the transfer of shares.  Shares not held with the Transfer Agent may be subject to different transfer restrictions or requirements; please call your financial intermediary for more information.

Redeeming Shares

You may redeem your shares on any day that the New York Stock Exchange is open for business. Redemptions will be priced at the net asset value next determined after receipt by the Transfer Agent of a redemption request in good order.

Redemption of Recently Purchased Shares: If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the original purchase check to clear. Shares for which no payment is collected will be canceled without notice. Payment for redemptions of Fund shares is usually made within one business day, but no later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not cleared.

Signature Requirements: The following helps protect the Fund and its shareholders against fraud. Requests for redemption must be in writing, signed by the person or persons named on the account and addressed to:  New Alternatives Fund, Inc., c/o PNC Global Investment Servicing, P.O. Box 9794, Providence, RI 02940. For overnight mail services: New Alternatives Fund, Inc., c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860.  Please include your account name, account number, and the number of shares or dollar amount to be redeemed on your request.  Except as discussed in the next paragraph, redemption proceeds will only be paid to the account holder and only to the address or bank account designated on the Fund’s records.

Medallion Signature Guarantee Requirements: Medallion signature guarantees are required for redemptions of $5,000 or more and/or if the redemption proceeds are to be mailed to an address or bank account other than that shown on the Fund’s record.  A medallion signature guarantee may be obtained from most domestic banks or trust companies, stock brokers, clearing agencies, savings and loan associations, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association.  The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).  Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.  Notary public endorsements will not be accepted.  The Transfer Agent requires a medallion signature guarantee if the address of record has changed within 30 days of a redemption request.

If the amount redeemed is less than $5,000, the need for a medallion signature guarantee may be required under certain circumstances at the discretion of the Fund.

Documentation Requirements: Additional documents may be required for redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization.  A redemption request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form.  Please contact the Transfer Agent to ensure that you supply all of the required documents.  If all of the required documents are not received, your request will not be honored.

Redemption In-Kind: The Fund has reserved the right to redeem in-kind.

Dividends And Distributions

The Fund intends to declare and pay annual dividends from net investment income received and net realized capital gains, if any.  Any such distributions will be reinvested in the Fund unless you instruct otherwise.  There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.  You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital.  This is known as “buying into a dividend.”

13

Dividend and distribution payments are not guaranteed, are subject to the Board of Directors’ discretion and may vary or be nonexistent from year to year.  The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Taxes

The Fund expects to make distributions that will be taxed as ordinary income or capital gains. Fund dividends and distributions are taxable to most investors unless your investment is in an IRA or other tax-advantaged account. The dividends and distributions are taxed whether paid in cash or reinvested in additional shares. Distributions on shares held in IRA accounts and other tax-qualified plans will not be currently taxable. The tax status of your dividends and capital gains distributions will be detailed in your annual tax statement from the Fund.

Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the Fund’s shareholders as ordinary income.  Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.

Distributions by the Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Shareholders that sell or redeem shares generally will have a capital gain or loss from the sale or redemption.  The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount, if any, of reinvested distributions, the amount received from the sale or redemption, and how long the shares were held.

A dividend or capital gains distribution declared by the Fund in October, November or December, but paid in January of the following year, will be considered to be paid on December 31st of the year it was declared.

The Fund's Transfer Agent provides a confirmation statement after every transaction, an annual account statement reflecting all transactions for the year, and tax information which will be mailed after the end of each calendar year, a copy of which will also be filed with the Internal Revenue Service.  You should consult your own tax advisor regarding your tax situation.

If you have questions about your account, please call the Transfer Agent at (800) 441-6580 or (610) 382-7819.

Account Maintenance
(including address changes)

You can change the address on your account by mailing to the Fund’s Transfer Agent: (i) the completed and signed stub at the bottom of your annual account statement or transaction confirmation; or (ii) a letter including all relevant information and signed by all account holders.  If you require any other type of account maintenance or have any questions related to account maintenance, please contact the Transfer Agent at 800-441-6580 for all processing requirements.  Maintenance requests should be mailed to:

For Regular Mail:	For Express Delivery:

New Alternatives Fund, Inc.	New Alternatives Fund, Inc.
c/o PNC Global Investment Servicing	c/o PNC Global Investment Servicing
PO Box 9794	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Privacy Notice

The Fund and the Transfer Agent have a policy of not releasing information about its shareholders without the shareholders permission except under legal requirements.

14

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance and other financial information for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns show how much your investment in the Fund would have increased (or decreased) during each period assuming that you reinvested all dividends and distributions, but not reflecting the front-end sales charge. The financial highlights for the fiscal years ended December 31, 2009, 2008 and 2007 have been independently audited by BBD, LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report dated December 31, 2009, which is incorporated by reference into the Statement of Additional Information. The audited financial statements for fiscal year ended December 31, 2006 and 2005 were performed by Joseph A. Don Angelo, CPA, who now serves as Chief Compliance Officer of the Fund.  The Fund’s annual report is available upon request at no charge by calling (800) 423-8383.

FINANCIAL HIGHLIGHTS

	For the Years Ended December 31,

Per share of capital stock outstanding	2009	2008	2007	2006	2005

Net asset value, beginning of year	$31.41	$57.28	$43.91	$34.46	$33.48

Income From Investment Operations

Net investment income	0.36	0.24	0.34	0.18	0.18

Net realized and unrealized gain/ (loss) on investments	11.14	(25.93)	14.39	11.47	2.81

Total from investment operations	11.50	(25.69)	14.73	11.65	2.99

Less Distributions

From net investment income	(0.37)	(0.18)	(0.34)	(0.18)	(0.18)
From net realized gain on investments	----	----	(1.02)	(2.02)	(1.83)

Total distributions	(0.37)	(0.18)	(1.36)	(2.20)	(2.01)

Net asset value, end of year	$42.54	$31.41	$57.28	$43.91	$34.46

Total Return (sales load not reflected)	36.61%	(44.85)%	33.53%	33.83%	8.94%

Ratios/Supplemental Data Net assets, end of year (in thousands)	$282,805	$184,257	$301,650	$117,035	$64,765

Ratio of operating expenses to average net assets	1.02%	1.09%	0.95%	1.25%	1.28%

Ratio of net investment income to average net assets	1.06%	0.56%	0.82%	0.51%	0.65%

Portfolio turnover	33.94%	25.67%	14.24%	39.83%	52.09%

Number of shares outstanding, end of year	6,647,611	5,866,871	5,266,358	2,665,296	1,879,695

15

____________________________________________________

NEW ALTERNATIVES FUND, INC.

NEW ACCOUNT APPLICATION
________________________________ ____________________
Mail Completed Form and Check to:
New Alternatives Fund, Inc.	Phone (800) 423-8383 for General Inquiries
c/o PNC Global Investment Servicing
P.O. Box 9794	Phone (800) 441-6580 for Account Status
Providence, RI 02940
Overnight Mail: New Alternatives Fund, Inc., c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account we ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see other identifying documents.

I hereby remit $____________________ ($2,500.00 minimum) to be applied toward the purchase of shares and fractions thereof of New Alternatives Fund, Inc. For IRA's see separate application. Please register the shares as follows:

(Please Print or Type Clearly)

1. ACCOUNT REGISTRATION (check one)

[   ] Individual ________________________________________________________________________/____/___
           First Name                   Middle Initial      Last Name                         Date of Birth:          Mo    Day   Year

       Social Security Number_____________________________________

[   ] Joint Tenants________________________________________________________________________/____/___
               Tenant A. First Name         Middle Initial      Last Name            Date of Birth:        Mo   Day   Year

       Tenant A. Social Security Number____________________________

       Tenant B. First Name ______________________________________________________________/_____/_____
        Middle Initial      Last Name                                  Date of Birth:      Mo   Day     Year

       Tenant B. Social Security Number____________________________

[   ] Gift to Minors ________________________________________________________________________/____/___
                  First Name of Custodian            Middle Initial      Last Name        Date of Birth:  Mo   Day   Year

       Social Security Number_____________________________    Under the State of ____________ UGMA/UTMA.

  _______________________________________________________________________________ /____/______
           First Name of Minor          Middle Initial      Last Name                     Minor’s Date of Birth:          Mo   Day     Year

      Minor’s Social Security Number______________________________

[   ] Corporation, Partnership or Other Entity  Please provide documents to evidence the existence of the entity such as certified articles of incorporation, a government issued business license, or a partnership or trust agreement. Only first page and signature page of a trust is needed.
___________________________________________________________________________________________
            (Name of Corporation, Partnership, Association or Other Entity)

_________________________________________________/____/_____________________________________
            Type of Entity                                                                                                Taxpayer Identification Number

[   ] Other  Please check if the account is an omnibus position and provide the name of the entity that has entered into an agreement with the Fund and/or the Distributor pursuant to Rule 22c-2.______________________________

16

FOR ALL INDIVIDUALS, JOINT OWNERS, GIFTS TO MINORS, TRUSTS, CORPORATIONS, ETC.:

           CITIZENSHIP        [  ] U.S. Citizen        [  ] Resident Alien         [  ] Non-Resident Alien

When there is one or more persons named for joint tenants, minors, trusts or corporations, provide the above information for all persons. If there is more than one authorized signer, please provide the information on a separate sheet and provide citizenship and related identification data for each.

            FOR NON-RESIDENT ALIEN(S):

   Government Issued ID Number________________________________________________________________
   Government ID Type (Passport, NRA Registration, etc.)_____________________________________________
   Country of Issuance________________________________________________________________________

2. MAILING ADDRESS

   ____________________________________________________________________________________________
   Street Address (P.O. Box is not acceptable)                                                     City           State           Zip Code

   ____________________________________________________________________________________________
   Joint Tenant or Minor's Street Address                                                            City           State           Zip Code

   ____________________________________________________________________________________________
   Duplicate Statement Mailing Address                                                               City           State           Zip Code

3. TELEPHONE INFORMATION

   Day Phone (_____)_______________ Night Phone (___)________________ E-mail (optional)_______________

4. EMPLOYER (if any)_________________________________________________________________________
                                                 Name/Address requested by regulatory authorities)

5. AUTOMATIC INVESTMENT PLAN (Bank Account only)
[    ]   I have read the terms and conditions of the Automatic Investment Plan set forth in the Prospectus.  I wish to invest on a monthly/quarterly basis, directly from my checking/savings account into the New Alternatives Fund.  This form must be received 15 business days prior to the first selected draft date.  Please attach a voided check and designate the amount you would like invested each month/quarter $____________ ($50 minimum).

[   ]  Monthly                                [   ] Quarterly (check one) To begin on the 10th, 15th, 20th (circle one) of the period.

6. SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING. I have received a copy and read the New Alternatives Fund's current Prospectus.  I understand that dividends and distributions will be reinvested in additional shares unless payment in cash is requested in writing. I certify and affirm, under penalty of perjury, the above tax number is correct and that I am exempt from backup withholding, or I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or that the IRS has notified me that I am no longer subject to backup withholding. I am of legal age in my state.  The following is required by Federal Tax Law to avoid backup withholding: By signing below, I certify under penalties of perjury, that I am a U.S. person (or a U.S. resident alien). Strike out the item that is not applicable.

[   ] Check box if you have been notified by the IRS that you are subject to backup withholding.

X_________________________________________________X_________________________________________
Signature of Applicant/Date                                                                    Signature of Joint Owner, if any/Date

7. HOUSEHOLDING CONSENT. I hereby consent to the delivery of a single copy of the New Alternatives Fund’s financial reports, prospectuses, proxy statements and other similar documents to all investors with whom I share an address and who either have my same last name or are a member of my family.

X _________________________________________________X_________________________________________
Signature of Applicant/Date                                                                    Signature of Joint Owner, if any/Date

_____________________________________________________________________________________________
This section to be completed by Broker/Dealer or Investment Advisor - If applicable

_____________________________________________________________________________________________
Firm's Name                                            Representative's/Advisor's Name                      Number
_____________________________________________________________________________________________
Firm’s Address/Phone Number                                                                                                Authorized Signature

17

Additional information about the New Alternatives Fund is contained in the Statement of Additional Information (“SAI”).  The SAI is incorporated by reference into this Prospectus.

Additional information about the investments of the Fund is available in its Annual and Semi-Annual Reports to Shareholders.  The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year and also lists portfolio holdings at the end of the fiscal year.

The Annual and Semi-Annual reports and the SAI are available, free of charge, on our website at www.newalternativesfund.com.  Also, you can request free copies of the Annual and Semi-Annual Reports, request other information or make shareholder inquiries, by calling (800) 423-8383 or writing to the Fund at the address below:

New Alternatives Fund, Inc.
150 Broadhollow Road, Suite PH2
Melville, NY 11747

Information about the Fund (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Call (202) 551-8090 for information on the operation of the Public Reference Room.  You may also request copies by mail by sending your request, after paying a duplicating fee, to the SEC’s Public Reference Room, Washington, D.C.  20549-1520 or by electronic request at the following email address:  publicinfo@sec.gov.  You may also visit the EDGAR Database on the SEC’s website (www.sec.gov) to review reports and other information about the Fund.

The Fund’s SEC file number is: 811-03287

[LOGO]

PRINTED ON RECYCLED PAPER

NEW ALTERNATIVES FUND, INC.

[LOGO]

PROSPECTUS

APRIL 30, 2010

18

New Alternatives Fund, Inc.
Ticker: NALFX

Statement of Additional Information

April 30, 2010

New Alternatives Fund, Inc.
150 Broadhollow Road, Suite PH2
Melville, New York 11747
(631) 423-7373 or (800) 423-8383

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus of New Alternatives Fund, Inc. (the “Fund”) dated April 30, 2010.  A copy of the Prospectus may be obtained at no charge by writing to the Fund at the address above, by calling toll-free (800) 423-8383 or by visiting www.newalternativesfund.com. The audited financial statements and the notes thereto included in the Fund’s most recent Annual Report to Shareholders for the fiscal year ended December 31, 2009 (the “Annual Report”), and the related report of BBD, LLP, the Fund’s independent registered public accounting firm, contained in the Annual Report are incorporated by reference in the section “Financial Statements.”  No other portions of the Annual Report are incorporated by reference.  Copies of the Fund’s Annual and Semi-Annual Reports to Shareholders are available upon request by calling (800) 423-8383, by writing to the Fund at the address above, or by visiting www.newalternativesfund.com.

Table of Contents

HISTORY OF THE FUND

The Certificate of Incorporation of the Fund was filed in New York on January 17, 1978.  The Fund was an inactive corporation until it commenced its activities as a mutual fund on September 3, 1982.  The original name of the corporation was The Solar Fund, Inc.  The Fund changed to its present name on August 6, 1982.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

Classification

The Fund is an open-end management investment company or mutual fund.  The Fund is diversified, which means that with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer (other than the U.S. Government or its agencies or instrumentalities) nor will it own more than 10% of the outstanding voting securities of any one issuer.  The Fund has a special interest in Alternative Energy and concentrates at least 25% of its total assets in equity securities of companies which have an interest in Alternative Energy.

Investment Objectives and Risks

The investment objective of the Fund is long-term capital appreciation.

The Fund seeks to achieve its investment objective by investing in equity securities, such as common stocks. The Fund makes investments in a wide range of industries and in companies of all sizes.  The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad.

Investments in foreign issuers are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations.  Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  In connection with its investments in foreign securities, the Fund may enter into foreign currency transactions to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received.  Entering into a foreign currency transaction for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security.  The Fund does not seek to use foreign currency transactions for investment purposes.  Instead, foreign currency transactions are employed to enable the Fund to settle non-U.S. dollar denominated transactions in the appropriate currency.

The Fund concentrates at least 25% of its total assets in equity securities of companies which have an interest in Alternative Energy.  “Alternative Energy” means the production and conservation of energy in a manner that reduces pollution and harm to the environment, particularly when compared to conventional coal, oil or atomic energy.

Money awaiting investment in portfolio holdings is generally kept in U.S. Treasury Bills. The Fund also invests in certificates of deposit of what it considers to be socially-concerned, federally insured banks and credit unions that are committed to serving community needs.

Fund Policies and Investment Restrictions

Investment Restrictions.  The following investment restrictions are deemed to be fundamental policies of the Fund.  As such, the following restrictions may not be changed without the affirmative vote of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act, the vote of the holders of a “majority” of a fund’s outstanding voting securities means the vote, at the annual or a special meeting, of the holders of the lesser of (a) 67% of the shares of the fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented, or (b) more than 50% of the outstanding shares.

Except as noted, the Fund may not:

1.
Borrow money, except from banks for temporary or emergency purposes in an amount not in excess of five percent (5%) of the market value of its total assets (not including the amount borrowed).  The Fund will not invest in portfolio securities while outstanding borrowing exceeds five percent (5%) of the market value of its assets.  The Fund does not seek to borrow at all.

2.	Purchase on margin or sell short or write or purchase put or call options.
3.
Pledge any of its assets except that up to ten percent (10%) of the market value of its total assets may be pledged in borrowing permitted by (1) above. The Fund does not seek to pledge any of its assets.

4.	Lend any of its assets other than through the purchase of a portion of publicly distributed notes, bonds, negotiable certificates of deposit or other debt securities.
5.
Underwrite or participate in any underwriting of securities, except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under the federal securities law.

6.	Buy more than ten percent (10%) of the outstanding voting securities of any one issuer.
7.
Buy securities of any company (including its predecessors or controlling persons) that has not been in the business for at least three continuous years if such investment at the time of purchase would cause more than ten percent (10%) of the total assets of the Fund (at market value) to be invested in securities of such companies.

8.
With respect to seventy-five percent (75%) of its assets (at market value), invest more than five percent (5%) of such assets in securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities.

9.
Buy or hold securities of any issuer if, to the knowledge of the Fund, any Officer, Director or ten percent (10%) shareowner of the Advisor owns individually one-half (1/2) of one percent (1%) of a class of securities of such issuer and such persons owning one-half (1/2) of one percent (1%) of such class together own beneficially more than five percent (5%) of such securities.

10.	Purchase securities of any other investment company, except as part of a merger, consolidation or other reorganization.
11.	Participate, on a joint or joint and several basis, in any trading account in securities.
12.	Buy or sell any real estate, real estate mortgages, commodities or commodity contract.
13.	Issue senior securities.
14.
Invest more than ten percent (10%) of its total assets (at market value) in securities the disposition of which would be subject to legal restriction or securities for which there are no readily available market quotations.  The Fund does not seek to invest in any restricted securities or securities for which there are not readily available market quotations.

15.	Will not engage in arbitrage or trade for the control or management of another company.
16.
Invest more than twenty-five percent (25%) of the Fund’s assets in any single industry; excepting the solar and Alternative Energy industries as described in the “Principal Investment Strategies of the Fund” and “Additional Information Regarding the Fund’s Special Interest in Alternative Energy” sections of the Prospectus in which the Fund will invest more than twenty-five percent (25%) of its assets, except during defensive periods.

When computing compliance with the percentage restrictions recited in items (2) through (16), changes in the values of the Fund’s assets due to market action, which cause such value to be in excess of percentage limitations stated above, will not be considered violations of these restrictions.

Temporary Defensive Position.  For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Fund may invest up to 100% of its assets in cash or cash equivalents.  Cash equivalents include instruments such as U.S. Government and agency obligations, certificates of deposit and time deposits.  The Fund generally invests in U.S. Treasury Bills and certificates of deposit of socially-concerned, federally insured banks and credit unions that are committed to serving community needs. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Portfolio Turnover.  There was no significant variation in the portfolio turnover rate during the past two years. Portfolio turnover was 33.94% and 25.67% for fiscal years ended 2009 and 2008, respectively.

Disclosure of Portfolio Holdings.  The Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio:

Accrued Equities, Inc. (the “Advisor”) is always aware of the Fund’s portfolio holdings, as well as are those who provide the Fund’s custodian and accounting/pricing services. The brokers the Fund uses to execute purchases or sales of portfolio holdings are aware of the trades they execute and are aware of many of the companies the Fund follows and in which the portfolio managers are interested.  The Fund, Advisor and each of the outside entities (and their personnel) are required and expected to keep knowledge of the Fund’s holdings confidential.  The Fund’s Directors who are not “interested persons” as that term is defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”) are not informed of daily portfolio transactions.

The Fund prepares a list of its holdings shortly after the end of each quarter. This quarterly list of portfolio holdings is made available to shareholders or prospective investors and to entities which report on fund holdings such as Morningstar and Lipper Analytical.  To the extent convenient, based on the time and cost, the quarterly list of holdings is placed on the Fund’s website.  The Fund’s portfolio holdings are also included in the Fund’s annual and semi-annual financial reports, which are filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR within 70 days after December 31 and June 30, as well as on the Fund’s Form N-Q, which is filed with the SEC within 60 days after the last day of the Fund’s first and third fiscal quarters (March 31 and September 30).  There are no arrangements to provide portfolio holdings to anyone for compensation or other consideration.

The Fund and Advisor’s staff is very small.  The listing of the portfolio holdings is available first to the Advisor’s staff and Chief Compliance Officer. The authority to establish policies with respect to disclosure of Fund holdings resides with the Fund’s Board of Directors. The Fund’s code of ethics addresses potential conflicts of interest between the Fund and the staff of its Advisor.

Website.  The Fund may periodically disclose its holdings on its website: www.newalternativesfund.com.

MANAGEMENT OF THE FUND

Directors and Officers

Information pertaining to the Directors and Officers of the Fund is provided in the table below.  The mailing address for the Directors and Officers of the Fund is c/o New Alternatives Fund, Inc., 150 Broadhollow Road, Suite PH2, Melville, New York 11747.

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Director[2]	All Directorships Held by Director During the Past Five Years[3]
Interested Directors:
Maurice L. Schoenwald* Age: 90	Founder, Director, Vice President and Secretary	1982 to present	Founder and Director, Accrued Equities, Inc.**; Formerly, Chairperson of the Board of the Fund (1982-2008).	1	None

David J. Schoenwald* Age: 60	Founder, Director, President, Treasurer and Chairperson of the Board	Founder, Director, President and Treasurer, 1982 to present; Chairperson of the Board 2008 to present	President and Treasurer, Accrued Equities, Inc.**	1	None

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Director[2]	All Directorships Held by Director During the Past Five Years[3]
Murray D. Rosenblith* Age: 59	Director, Assistant Secretary	Director, 2003 to present; Assistant Secretary 2009 to present	Manager, Accrued Equities, Inc. (2008 to present); Formerly, Executive Director, A.J. Muste Memorial Institute, an organization concerned with exploration of the link between non-violence and social change (1985 to 2008).	1	None

Independent Directors:

Sharon Reier Age: 63	Director and Vice-Chairperson of the Board	Director, 1982 to present; Vice-Chairperson, 2008 to present	Freelance financial journalist; Contributor to the International Herald Tribune since 1995; former contributor to Business Week International; former regional editor, Financial World; former editor, Boardroom Reports; former contributing editor, Institutional Investor; former staff, Forbes and American Banker.	1	None

Preston V. Pumphrey Age: 75	Director and Audit Committee Chairperson	2003 to present	Registered Principal, C.E. Gaye & Sons Securities, Ltd. (July 2008 to present); FINRA Dispute Resolution Board of Arbitrators (June 2002 to present); Formerly, Adjunct Professor of Finance, C.W. Post College.	1	None

Susan Hickey Age: 58	Director and Audit Committee Member	2005 to present	Accounting Software Developer, Accountants World (formerly Micro Vision Software, Inc.); Former IRS Tax Return Auditor; BA International Affairs, Stonehill College, North Easton, MA.	1	None

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Director[2]	All Directorships Held by Director During the Past Five Years[3]
Jonathan D. Beard Age: 62	Director	2005 to present	Self-employed Freelance Journalist for various American and European Science Magazines; Lifetime Member, Sierra Club and New York-New Jersey Trails Conference; Graduate of Columbia University 1970.	1	None

Jeffrey E. Perlman Age: 30	Director	2009 to present	President and Founder, Bright Power, a company advancing clean, cost-effective energy solutions (2004 to present); Clarinetist/Saxophonist, Romashka and various Klezmer music ensembles (1996 to present); Formerly, Consultant, Capital E, a renewable energy consulting and investment services company (2002 to 2005).	1	None

Officers of the Fund who are not Directors:
Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During the Past Five Years
Joseph A. Don Angelo Age: 61	Chief Compliance Officer	2007 to present	Accountant and Owner, Don Angelo and Associates, CPAs P.C. (1984 to present).

[1]
Each Director holds office until the next annual meeting of shareholders at which Directors are elected following his or her election or appointment, and until his or her successor has been elected and qualified.

[2]	Currently, there is only one portfolio and no fund complex.

[3]
Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

*
“Interested person”, as defined in section 2(a)(19) of the 1940 Act.  Maurice L. Schoenwald is a Director and minority shareholder of the Advisor.  David J. Schoenwald is majority shareholder, President and Treasurer of the Advisor.  Maurice L. Schoenwald and David J. Schoenwald are father and son.  Murray D. Rosenblith is considered an “interested person” as a result of his employment with the Advisor.

**
Maurice L. Schoenwald and David J. Schoenwald have no present enterprise, employment, position or commercial investment activity except for their positions with the Advisor.  At the present time, the Advisor provides services only to the Fund.  David J. Schoenwald is licensed to practice law in New York and is President and sole shareholder of Schoenwald and Schoenwald, P.C.

Leadership Structure and Board of Directors

The overall business and affairs of the Fund are governed by a Board of Directors, which is responsible for protecting the interests of shareholders.  The Directors are experienced business persons who meet throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review performance.  The day-to-day operations of the Fund are delegated to its Officers, subject to the general supervision of the Board.  The Officers of the Fund, except for the Chief Compliance Officer, are Directors and are also employed by the Fund’s Advisor.  Like most mutual funds, the day-to-day business of the Fund is performed by third party service providers, such as the Advisor, Distributor, Administrator, Fund Accounting Agent, Transfer Agent and Custodian.

With respect to the composition of the Board, there are currently eight members, five of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Directors”); thus, 62% of the Board is presently independent.  The Directors have concluded that an eight member Board is an appropriate size based upon the size and non-complexity of the Fund.  The Fund is a single, stand alone Fund and not a part of some bigger complex or family of funds.

The Chairperson of the Board, David J. Schoenwald, is an “interested person” of the Fund, as that term is defined in the 1940 Act.  In 2008, the Board did consider whether or not the Chairperson should be an Independent Director but decided that David J. Schoenwald was the appropriate choice based upon his significant investment industry experience, including his direct investment experience in the area of the Fund’s special interest.  The Fund does believe it is important to maintain a lead Independent Director who can be the voice of the other Independent Directors and the primary contact for Fund management.  Accordingly, the Fund does have a lead Independent Director, Sharon Reier, who is the Vice Chairman of the Board.

The entire Board annually performs a self-assessment on its current members, which includes a review of their backgrounds, professional experience, qualifications and skills.  Unlike many registered investment companies, the Fund holds an annual meeting of its shareholders and annually submits its entire Board of Directors to the shareholders for their election.  In determining whether an individual is qualified to serve as a Director of the Fund, the Board considers a wide variety of information about the Director, and multiple factors contribute to the Board’s decision.  Each Director is determined to have the experience, skills, and attributes necessary to serve the Fund and its shareholders because each Director demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board.

The interested Directors consist of three persons, each of whom is affiliated with the Fund’s Advisor.  Two of the interested Directors, Maurice L. Schoenwald and David J. Schoenwald, have served since the Fund’s founding in 1982.  Both have extensive backgrounds in the practice of law, and in managing an investment advisory firm and registered broker-dealer.  The third, Murray D. Rosenblith, has been a Director of the Fund since 2003 and has been employed by the Advisor since 2009.  Mr. Rosenblith was formerly the Executive Director of an organization concerned with the exploration of the link between non-violence and social change, which the Board felt would contribute to the Fund’s commitment to social concerns.  His prior duties also included managing assets for the organization.  Mr. Rosenblith also was the founder and principal investment manager for the endowment of an organization and a 20 year member of the Social Investment Forum.

The Independent Directors consist of five persons.  Each of the five Independent Directors has a professional background, an interest in the environment and Alternative Energy, and a commitment to social concerns.  The Board as a whole has concluded that each of the Independent Directors should serve as a Director based on their own experience, qualifications, attributes and skills as described below.  Sharon Reier, an Independent Director of the Fund since its founding in 1982, is also the Vice Chairperson of the Board and lead Independent Director.  Ms. Reier is an award winning financial journalist specializing in international business and investment and corporate governance.  Ms. Reier has written multitudes of articles on these subjects for the Paris-based International Herald Tribune and Financial World Magazine over the past 20 years.  Ms. Reier wrote a column on international currency management in the 1980s for Institutional Investor Magazine.  She is also a former European Bureau Chief for Financial World Magazine; former executive editor for Bottom Line/ Personal; former reporter for Forbes Magazine; and former assistant international editor for the American Banker.  Preston V. Pumphrey, an Independent Director since 2003 and the Audit Committee Chairperson of the Fund, has had a long career in the securities industry as the former owner of his own registered broker-dealer and is currently a principal of a registered broker-dealer.  Mr. Pumphrey has also served as a FINRA Dispute Resolution Arbitrator and as an Adjunct Professor of Finance at C. W. Post College.  Susan Hickey, an Independent Director since 2005, is an Accounting Software Developer and a former IRS Tax Return Auditor.  Jonathan D. Beard, an Independent Director since 2005, is a self-employed Freelance Journalist for various American and European Science Magazines.  Mr. Beard is also a lifetime member of the Sierra Club and New York-New Jersey Trails Conference.  Jeffrey E. Perlman, an Independent Director since 2009, is the President and Founder of Bright Power, a company advancing clean, cost-effective energy solutions.  Mr. Perlman was formerly a Consultant with Capital E, a renewable energy consulting and investment services company.

Board Meetings and Risk Oversight

The Independent Directors annually review the number of Board meetings and committee meetings held, as well as the substance of those meetings.  In general, the Board meets quarterly.  If necessary, additional meetings are scheduled both in-person and via telephone conference call.  The Independent Directors are always willing to make themselves available to Fund management and vice versa.  Ms. Reier serves as a lead Independent Director and maintains an open line of communication with Fund management.  Mr. Pumphrey, as Chairperson of the Audit Committee, maintains an open line of communication with the Fund’s Independent Registered Certified Public Accounting Firm.  The Fund has hired a Chief Compliance Officer.  In addition, the Board has access to counsel for the Fund and the Independent Directors, for consultation concerning any issues that may occur during or between regularly scheduled Board meetings.

The leadership structure currently in place is critical to the Fund, and to the investors, to maintain a fair and balanced approach to overseeing the Fund.  The Fund is a single, stand alone Fund and not a part of some bigger complex or family of funds.  The Directors, officers and Chief Compliance Officer serve only this Fund.  Furthermore, the Board has determined that the current leadership structure is most appropriate based upon the size and non-complexity of the Fund and to provide greater transparency for investors as to how the Board functions.  The Directors have further concluded that the background, professional experience and qualifications of the entire Board has served to enhance its risk oversight capabilities with respect to the Fund’s activities.

The Board has approved contracts under which certain companies provide essential management services to the Fund.  Like most mutual funds, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Advisor, Distributor, Administrator, Fund Accounting Agent, Transfer Agent and Custodian.  The Board is responsible for overseeing the Fund’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business.  The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Board is confident in the risk oversight process that has been established by Fund management.  On an annual basis, the Chief Compliance Officer of the Fund, who serves at the pleasure of the Board, presents written annual reports on the Fund’s and its service providers’ Compliance Programs pursuant to Rule 38(a)-1 of the 1940 Act, for review and approval.  The purpose of the annual reviews is to consider any changes in the Fund’s activities, any material compliance matters that have occurred in the past year and any new regulatory requirements or developments.  Appropriate revisions of the Fund’s policies or procedures are made and reviewed to help ensure that the policies and procedures are adequate and effective to ensure compliance with applicable federal securities laws and regulations.  The annual reviews are approved by the Board in conjunction with the Board’s risk oversight process.

Board of Directors and Committees

The Board of Directors has established an Audit Committee, Nominating Committee and Executive Committee.  The Fund does not have a standing Compensation Committee.  Considerations pertaining to compensation are discussed among the entire Board during regularly scheduled meetings, when applicable.  Based upon the size of the Fund, it has been determined that the current committee structure is sufficient.  The full Board met 4 times during the fiscal year ended December 31, 2009.  Each Director attended 75% or more of the respective meetings of the full Board and of any committees of which he/she was a member that were held during the fiscal year ended December 31, 2009.

Audit Committee.  The Audit Committee members are Ms. Hickey and Mr. Pumphrey.  Mr. Pumphrey is the Audit Committee Chairperson and has been designated as an Audit Committee Financial Expert as defined by Form N-CSR and disclosed under Section 407 of the Sarbanes-Oxley Act of 2002.  The Audit Committee generally oversees the Fund’s accounting and financial reporting process and operates pursuant to its adopted Audit Committee Charter.  Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Fund’s Independent Registered Certified Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Certified Public Accounting Firm, evaluates the adequacy of the Fund’s internal financial and disclosure controls, oversees the audit process and reviews with the Independent Registered Certified Public Accounting Firm the scope and results of the audit of the Fund’s financial statements.  The Audit Committee meets at least once each year with the Independent Registered Certified Public Accounting Firm.  The Audit Committee held 2 meetings during the fiscal year ended December 31, 2009.

Nominating Committee.  The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership.  The current members of the Nominating Committee are the five Independent Directors.  The Nominating Committee has not established a formal charter.  Currently, the Nominating Committee does not have a specific diversity policy for identifying nominees for Director; however, the Nominating Committee seeks to nominate qualified candidates to serve as Director.  When evaluating individuals for recommendation for Board membership, the Nominating Committee may consider, among other things, the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would complement the Board’s existing mix of skills and qualifications.  The Nominating Committee also considers the candidates reputation for high ethical standards and the ability to contribute to ongoing functions of the Board, including the candidate’s ability and commitment to attend board meetings and work collaboratively with other members of the Board.  A candidate’s interest in the environment and Alternative Energy will also be considered.  The Board of Directors has not established formal policies with respect to shareholder nominations to the Board of Directors.  Recommendations for consideration by the Independent Directors should be sent to the Secretary of the Fund in writing together with the appropriate biographical information concerning each such proposed nominee; submissions must be received by the Secretary at the principal executive office of the Fund.  The Nominating Committee held 2 meetings during the fiscal year ended December 31, 2009.

Executive Committee.  The Executive Committee, consisting of Maurice L. Schoenwald and David J. Schoenwald, informally consults with the Directors and manages administrative matters.  There is no formal Executive Committee Charter.  The Executive Committee did not meet formally during the fiscal year ended December 31, 2009.

Director Compensation

The Fund’s Directors who are “interested persons” as that term is defined in section 2(a)(19) of the 1940 Act (“Interested Directors”) do not receive compensation from the Fund for their services.  Interested Directors of the Fund are paid for their services by the Advisor.

Each Independent Director receives an annual fee of $3,500 for their services as Independent Directors of the Fund.  As Vice-Chairperson of the Fund, Ms. Reier receives an additional fee of $1,000.  Each member of the Audit Committee receives an additional $500 annual fee and Mr. Pumphrey, the Audit Committee Chairperson, receives an additional annual fee of $500.  The Independent Directors also receive reimbursement of “coach” travel expenses to attend Board Meetings.

The table below shows, for each Independent Director entitled to receive compensation from the Fund, the compensation earned from the Fund for the fiscal year ended December 31, 2009.

Independent Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund
Sharon Reier	$4,500	0	0	$4,500
Preston V. Pumphrey	$4,500	0	0	$4,500

Susan Hickey	$4,000	0	0	$4,000

Jonathan D. Beard	$3,500	0	0	$3,500

Jeffrey E. Perlman*	$0	0	0	$0

*	Mr. Perlman became an Independent Director of the Fund on September 25, 2009 and will receive a pro-rated amount of $875 for 2009, which will be paid in 2010.

Director Ownership of Fund Shares

The following table shows the dollar range of equity securities beneficially owned in the Fund by each Director as of December 31, 2009.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director
Sharon Reier	$10,001-$50,000	$10,001-$50,000
Preston V. Pumphrey	$10,001 - $50,000	$10,001 - $50,000
Murray D. Rosenblith	$10,001 - $50,000	$10,001 - $50,000
Susan Hickey	$1 - $10,000	$1 - $10,000
Jonathan D. Beard	$50,001 - $100,000	$50,001 - $100,000
Jeffrey E. Perlman	$1-$10,000	$1-$10,000
Maurice L. Schoenwald	Over $100,000	Over $100,000
David J. Schoenwald	Over $100,000	Over $100,000

As of December 31, 2009, none of the Directors, other than Maurice and David Schoenwald, nor any of their immediate family members, owned beneficially or of record, any securities in the Advisor, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor.  In addition, as of December 31, 2009, none of the Directors, nor any of their immediate family members, owned beneficially or of record, any securities in the Fund’s principle underwriter, or any securities in a person directly or indirectly controlling, controlled by or under common control with the Fund’s principle underwriter.

CODE OF ETHICS

The Fund and Accrued Equities, Inc. (the Advisor and sub-distributor of the Fund) have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”).  This Code of Ethics applies to the personal investing activities of directors, officers and certain employees (“access persons”) of the Fund and the Advisor. Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, the Fund’s portfolio managers and members of their immediate family are prohibited from purchasing securities issued in an initial public or limited offering, unless such acquisition is approved by the Code Compliance Officer.  A copy of the Code of Ethics is on file with the SEC, and is available to the public at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As defined in the 1940 Act, control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to, among other determinants, their beneficial ownership of 25% or more of the outstanding voting securities of the Fund.  To the Fund’s knowledge, as of April 1, 2010, there were no control persons.

As defined by the 1940 Act, principal holders own of record or beneficially 5% or more of the Fund’s outstanding voting securities.  As of April 1, 2010, the following persons owned beneficially more than 5% of the outstanding voting shares of the Fund:

Shareholder	# of Shares	% of Fund
Donaldson Lufkin Jenrette Securities Corporation Mutual Funds 5th Floor PO Box 2052 Jersey City, NJ 07303-2052	868,711.589	12.91%

Charles Schwab & Co. Inc. Special Custody Account for the Benefit of Customers 101 Montgomery St. San Francisco, CA 94104	411,768.034	6.12%

The Directors and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund as of April 1, 2010.

INVESTMENT ADVISOR AND OTHER SERVICES

Investment Advisor

The investment advisor is Accrued Equities, Inc. (the “Advisor”).  The Advisor, located at 150 Broadhollow Road, Suite PH2, Melville NY 11747, is an SEC registered investment advisor and broker-dealer organized as a New York corporation in 1954.  The Advisor can be reached at (631) 423-7373.  The Advisor had a sister corporation called Resale Accrued Equities Inc., with which it merged and the surviving corporation, Resale Accrued Equities, Inc., subsequently changed its name to Accrued Equities, Inc.  The original investment clients of Accrued Equities, Inc. were limited to legal clients of Maurice Schoenwald.  Since 1966 the Advisor has offered investment advice to the public.

The controlling stockholder, President and Treasurer of the Advisor is David J. Schoenwald.  David J. Schoenwald is presently serving as legal counsel to the Advisor.  He is also serving as a Director, Chairperson of the Board, President and Treasurer of the Fund.  David J. Schoenwald is President and sole shareholder of the law firm of Schoenwald & Schoenwald P.C.

Maurice L. Schoenwald is a Director and minority stockholder of the Advisor.  He is also serving as a Director, Vice President and Secretary of the Fund.

Murray D. Rosenblith is the Manager of the Advisor.  He is also serving as a Director and Assistant Secretary of the Fund.

The Fund pays the Advisor a fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million of average net assets; 0.50% of average net assets more than $30 million and less than $100 million; and 0.45% of average net assets more than $100 million. The fee is accrued daily and paid monthly.

For the fiscal years ended December 31, 2007, 2008 and 2009, the amounts of the investment advisory fees earned by the Advisor were $1,099,396, $1,289,612 and $1,165,518, respectively.

In addition to the investment advisory fee, the Fund pays other operating expenses including, among others, taxes, brokerage commissions, fees of Directors who are not affiliated with the Advisor, securities registration fees, charges for custodians, shareholder services, regulatory administration services and transfer agent services, blue sky filing fees, dividend disbursing and reinvestment expenses, auditing and legal expenses, the fees for filing and printing prospectuses sent to existing shareholders and the fees for filing and printing shareholder reports.  The cost of printing prospectuses for distribution to prospective investors is paid for by Accrued Equities, Inc. in its capacity as a broker-dealer and the Sub-Distributor of the Fund.

The Advisor, at the expense of the Fund, may lease office space and provide office furnishings, facilities and equipment as may be reasonably required for managing and administering the operations of the Fund.  Other Fund expenses include supplies and customary clerical and professional services.

The Investment Management Agreement was last approved by the Fund’s Board of Directors (including a majority of Independent Directors) on June 25, 2009.  Information regarding the material factors the Board considered in approving the Management Agreement is included in the Semi-Annual Report to Shareholders dated June 30, 2009.

The Investment Management Agreement must be approved each year by (a) a vote of the Board of Directors of the Fund, or (b) a vote of the shareowners, and in either case, by a majority of the Independent Directors. Any changes in the terms of the Investment Management Agreement must be approved by the shareowners. The Investment Management Agreement automatically terminates upon its assignment.  In addition, the Investment Management Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by a vote of the holders of a majority of the Fund’s outstanding shares (as defined in this SAI) on sixty (60) days notice to the Advisor and by the Advisor on sixty (60) days notice to the Fund.

Portfolio Managers. Maurice L. Schoenwald and David J. Schoenwald serve as portfolio managers.  Maurice Schoenwald and David Schoenwald do not receive a salary from the Fund.  They are the principal owners of the Advisor and benefit from any profits of the Advisor.  As of the date of this SAI, Maurice L. Schoenwald and David J. Schoenwald do not manage the portfolios of any other accounts, including any other registered investment companies, pooled investment vehicles or other accounts.  As of the date of this SAI, the portfolio managers only manage the assets of the Fund.

Ownership of Securities.  The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of December 31, 2009.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Maurice L. Schoenwald	$100,001-$500,000
David J. Schoenwald	$100,001-$500,000

Principal Underwriter and Sub-Distributor

PFPC Distributors, Inc. (the “Underwriter”), located at 760 Moore Road, King of Prussia, Pennsylvania 19406, is the principal underwriter of the Fund’s shares.  The Underwriter is a broker-dealer affiliated with the administrator and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares pursuant to an Underwriting Agreement.  The Underwriter is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Accrued Equities, Inc. serves as an underwriter (but not a principal underwriter) of the shares of the Fund pursuant to a Sub-Distribution Agreement with the Underwriter.

The Underwriting Agreement had an initial two year term and after this initial term will continue in effect for periods not exceeding one year if approved at least annually by (i) the Board of Directors or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Independent Directors, in each case cast in person at a meeting called for the purpose of voting on such agreement.  The Underwriting Agreement may be terminated without penalty by the parties thereto upon 60 days’ written notice, and it is automatically terminated in the event of its assignment as defined in the 1940 Act.

The aggregate underwriter concession on all sales of Fund shares during the fiscal year ended December 31, 2009 was $172,828, and the amount retained by Accrued Equities, Inc. and the Underwriter was $115,219 and $57,609, respectively.  For the year ended December 31, 2008, the aggregate underwriter concession on all sales of Fund shares was $444,605, and the amount retained by Accrued Equities, Inc. and the Underwriter was $296,403 and $148,202, respectively.  For the year ended December 31, 2007, the aggregate underwriter concession on all sales of Fund shares was $663,660, and the amount retained by Accrued Equities, Inc. and the Underwriter was $442,440 and $221,220, respectively.

The Underwriter and Accrued Equities, Inc. also receive commissions for the sale of Fund shares.  For the year ended December 31, 2009, Accrued Equities, Inc. and the Underwriter received $102,670 and $22,743 in sales commissions, respectively.  For the year ended December 31, 2008, Accrued Equities, Inc. and the Underwriter received  $280,500 and $54,858 in sales commissions, respectively.  For the year ended December 31, 2007, Accrued Equities, Inc. and the Underwriter received $361,674 and $88,455 in sales commissions, respectively.

Other Services

Custodian. The Custodian of the Fund is PFPC Trust Company, 301 Bellevue Parkway, Wilmington, DE  19809.  The Fund’s cash and securities are kept with the Custodian.  PFPC Trust Company’s subcustodian for foreign custody is Citibank NA.   The Fund pays the Custodian pursuant to a regular schedule of charges based on a schedule agreed on from time to time by the Fund and the Custodian.  The Custodian attends to the collection of proceeds of securities sold by the Fund, the collection and deposit of dividends on securities owned by the Fund, and disbursements for the cost of securities purchased by the Fund.

Transfer Agent and Dividend Paying Agent. PNC Global Investment Servicing, 760 Moore Road, King of Prussia, PA 19406 serves as the Fund’s transfer agent (“Transfer Agent” or “PNC”).  In addition to maintaining shareholder records and processing shareholder transactions, the Transfer Agent assists the Fund in meeting provisions of the anti-money laundering regulations.

Administration and Accounting Services. PNC also serves as the Accounting Agent and Administrator to the Fund.  PNC provides certain accounting and administrative services for the Fund including portfolio and general ledger accounting, daily valuation of all portfolio securities and net asset value calculation.  PNC also keeps all books and records with respect to the Fund as it is required to maintain pursuant to Rule 31a-1 of the 1940 Act, monitors the Fund’s status as a regulated investment company under Sub-Chapter M of the Internal Revenue Code of 1986, as amended, calculates required tax distributions and assists in updating the Fund’s registration statement.  The amount of administrative and accounting services fees paid by the Fund for the last three fiscal years is as follows:

2007	2008	2009
$239,391	$251,867	$236,879

Independent Registered Certified Public Accounting Firm.  The accounting firm of BBD, LLP serves as the Fund’s independent registered certified public accounting firm.

Outside Legal Counsel.  Montgomery, McCracken, Walker & Rhoads, LLP, 123 South Broad Street, Philadelphia, PA 19109 serves as legal counsel to the Fund and its Independent Directors.

BROKERAGE, ALLOCATION AND OTHER PRACTICES

The primary consideration in all portfolio securities transactions is prompt and reliable execution of orders at the most favorable net price.  During the past three years, the aggregate amount of brokerage commissions paid for purchases and sales of portfolio securities was $198,745, $386,386 and $251,110, in the fiscal years 2007, 2008 and 2009, respectively.  The difference between brokerage commissions paid in 2007, 2008 and 2009 reflects increased portfolio activity due to changes in the total assets in the Fund.

Accrued Equities, Inc. is a registered broker-dealer, but it will not engage in brokerage of equity securities of the type which would be included in the Fund’s portfolio.  No officer or Director of the Fund or Accrued Equities, Inc. is associated with any firm having an economic interest in general stock brokerage activities.

The choice of a broker will be made by the Advisor without benefit to any Director or controlling person.  Allocation of brokerage transactions, including their frequency, will be made in the best judgment of the Advisor and in a manner deemed fair and reasonable to the shareholders, rather than by any formula.  However, as long as the primary consideration is satisfied, the Advisor may give consideration in the selection of broker-dealers to the research provided (including analysis and reports concerning issuers, industries, securities, economic factors and trends) by such firms, and payment may be made of a fee higher than that charged by another broker-dealer if the Advisor deems such allocation of brokerage to be fair and reasonable to the shareholders.  The Fund does not have any holdings of securities of its regular broker-dealers as of December 31, 2009.

The Board of Directors periodically reviews the Advisor’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

DESCRIPTION OF SHARES

The Fund’s authorized capital is forty million (40,000,000) common shares of $0.01 par value.  There is only one class of shares.

Each share entitles the holder to one vote.  Fractional shares have no voting rights.  Shareowners may vote for the election of Directors and all other appropriate and customary matters and participate proportionately in the division of capital and net assets of the Fund on liquidation.

The common shares are fully paid and non-assessable when issued, are redeemable in accordance with the provisions set forth under the heading “How to Redeem Shares”, and have no preference, pre-emptive or conversion rights.  Fractional shares entitle the holder to the same redemption, dividend, distribution and other rights, excepting voting, as whole shares on a pro rata basis.

The Fund will not ordinarily issue certificates for common shares upon purchase.  Certificates are generally unnecessary because (1) ownership of shares is evidenced by a confirmation advice after each purchase or redemption, indicating the amount invested and the purchase price per share or the amount redeemed and the redemption price per share, and the number of shares owned immediately after such transactions; and (2) redemptions and transfers may be transacted without the issuance of certificates.  No certificates are issued for fractional shares of the Fund.

Shares certificates are issued only upon the specific request of the shareowner made in writing.  The Transfer Agent charges shareowners a fee to replace a lost share certificates.  A fee may also be charged if a shareowner is redeeming his or her entire account and the shareowner has lost his or her share certificate.

The common shares have non-cumulative voting rights, which means that the holders of more than fifty percent (50%) of the shares voting for the election of Directors can elect all of the Directors.  In such an event, the holders of the remaining shares voting for the election of the Directors will not be able to elect any person or persons to the Board of Directors.  The election of Directors requires the affirmative vote of a plurality of the votes cast at a shareholder meeting, in person or by proxy.  A simple majority of those shares voted in person or by proxy participating in any duly called meeting on proper notice shall be sufficient to pass any resolutions, except as otherwise required by the 1940 Act.

DISTRIBUTIONS

Any dividends paid by the Fund from net investment income on its portfolio and any distributions of net realized capital gains will automatically be reinvested in whole or fractional shares of the Fund at net asset value on the reinvest date unless a shareowner makes a written request for payments in cash or selects the cash option on their application.

PURCHASE, REDEMPTION AND PRICING OF SHARES

How to Purchase Shares

Shares of the Fund may be purchased by sending a completed and signed Application Form and check to New Alternatives Fund, Inc., c/o PNC Global Investment Servicing, PO Box 9794, Providence, RI 02940 or, for overnight mail services, New Alternatives Fund, Inc., c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860.  The Application Form is contained in the Prospectus.  Sales charges are the same irrespective of where or through whom you purchase shares of the Fund.  Social security numbers or tax identification numbers are required on the Application Form.

The Fund and the Advisor reserve the right to reject any purchase order for any reason, and reserve the right to redeem shares for any reasonable purposes, such as government requirements, or if the value of an account is less than $1,000 as a result of redemptions and not market fluctuations.

Qualified Investment Accounts.   Shares of the Fund may be purchased directly by existing retirement plans, which allow such investments.  In addition, qualified individuals may establish (with any provider of such accounts) an Individual Retirement Account (“IRA”) or Roth IRA to be funded with shares of the Fund.  The Fund has made arrangements with PFPC Trust Company, to act as Custodian for any IRAs thus created.

Automatic Investment Plan. Shareholders meeting the investment minimum may establish an automatic investment plan wherein periodic drafts from a checking or savings account are automatically invested in the Fund, subject to the sales charge described in the Prospectus.  Such plan may be cancelled by the Fund or the investor by contacting the Transfer Agent by written notice or by calling (610) 382-7819 or (800) 441-6580 no later than 5 business days prior to a scheduled debit date.

The Fund does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares or any agreements to maintain assets in the Fund.

Sales Load

Purchase orders for shares of the Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the New York Stock Exchange, on any day that the New York Stock Exchange (“NYSE”) is open for trading, will be purchased at the Fund’s next determined Net Asset Value (“NAV”) (plus any applicable sales charge).  Orders for Fund shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.  The details of the sales charge are described below:

Purchase Amount	Sales Commission as a Percentage of Offering Price	Dealer Reallowance as a Percentage of Offering Price	Sales Commission as a Percentage of Net Amount Invested

Up to $24,999.99	4.75%	4.00%	4.987%
$25,000 to $99,999.99	3.85%	3.00%	4.00%
$100,000 or more	2.91%	2.00%	3.00%

Waiver of Sales Load.  Certain categories of investors or institutions may invest in the Fund without paying a sales charge.  These include current and retired Directors, officers and employees of the Fund or the Advisor and their families.  Share ownership by Directors increases their interest in the Fund’s well being and may inspire shareholders as a result thereof.

Other categories of investors or institutions who may invest without paying a sales charge are: registered representatives of brokers distributing the Fund’s shares who are purchasing for their own personal account and will not transfer their shares;  Non-Profit or Charitable Organizations (as defined in Section 501 (c)(3) of the Internal Revenue Code) investing $25,000 or more; clients of an investment professional (e.g., investment advisors, financial planners, banks, trust departments, sponsors of “wrap-fee” programs, etc.) if the client is charged a fee by the investment professional for such portfolio management or brokerage services; and institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 401(k), 403(b), 457 or 408 of the Internal Revenue Code and “rabbi trusts.”  Persons in the above categories must make their status as such known to the Fund’s Transfer Agent at the time the account is opened by indicating such status on the account application.

How to Redeem Shares

There is no redemption charge.  Fund shares are redeemed upon tender of the written request of any shareholder, accompanied by surrender of share certificates, if issued.  All certificates and/or requests for redemption tendered must be signed or endorsed by the shareholder or shareholders in whose name or names the shares are registered.

The Fund’s Transfer Agent may require a signature guarantee under the Medallion Signature Guarantee Program.  Please consult the Prospectus regarding Medallion Signature Guarantee Requirements.  Most financial institutions can provide this signature guarantee service for their customers.  Financial institutions, including commercial banks, savings banks, securities brokers, savings and loan associations, and many credit unions offer this service.  The signature guarantee requirement may be waived under certain circumstances at the discretion of the Fund.

Tender shall be made to PNC Global Investment Servicing, P.O. Box 9794, Providence, RI 02940, or overnight mail to PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860.   The Transfer Agent’s phone number is (610) 382-7819 or (800) 441-6580.

The redemption price will be the NAV of the Fund’s shares next computed after the tender is received in proper form by the Fund’s Transfer Agent.  Payment of the redemption price will be made by a check drawn and issued in the U.S. within seven (7) days after receipt of the written request and certificates as described above, or if payment for the purchase of the shares to be redeemed has not been cleared by that time, the mailing of the redemption check may be postponed until proceeds of any check for the purchase price of the shares has been collected.  This may take up to 15 business days.  If payment for shares are dishonored the Fund may cancel the purchase.

The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Fund’s shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

For further information, an interested person should call the Fund at (631) 423-7373 or (800) 423-8383.

How Net Asset Value and Offering Price is Determined

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

Securities held by the Fund are valued based on the official closing price or the last reported sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded, as of the close of business on the day the securities are being valued.  That is normally 4:00 p.m. Eastern time.  If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used.  Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost.  Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation.  The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares.  As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by the Advisor under methods established by and under the general supervision of the Fund’s Board of Directors.  The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded.  This most commonly occurs with foreign securities, but may occur in other cases as well.  The Fund does not invest in unlisted securities.

The daily calculation of NAV is performed by PNC, which also serves as Transfer Agent.

Offering Price.  The price you pay for shares, the offering price, is based on the NAV per share, calculated once daily at the close of regular trading (currently 4:00 p.m., Eastern Time) each day the New York Stock Exchange is open, plus the applicable sales charge.

TAXATION OF THE FUND

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.  Potential investors should consult their tax advisors with specific reference to their own tax situation.

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

Provided that the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distributions” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year, plus 98% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.  Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss.  Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss.  These gains, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Fund’s capital gains or losses.

Dividends eligible for designation under the dividends received deduction and paid by the Fund will qualify in part for the 70% dividends received deduction for corporations; provided, that, the Fund shares have been held for at least 45 days.  However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are generally subject indirectly to the federal alternative minimum tax.

The Fund will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains and the portion of its dividends which may qualify for the 70% deduction.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss carry forward remaining is lost as a deduction.  As of December 31, 2009, the Fund had a capital loss carry forward of $28,863,551 which can be used to offset future capital gains through the indicated expiration dates:

December 31, 2016	December 31, 2017
$20,468,433	$8,395,118

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and regulations.  The Code and regulations are subject to change by legislative or administrative action at any time and retroactively.

Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

The foregoing discussion relates solely to U.S. federal income tax law.  Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

CALCULATION OF RETURN

Calculation of Return

Total Return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment.

Total return gives the investment performance of the Fund.  Overall return does not take into account payment of the sales charge.  This return figure should be used for comparative purposes such as comparing the Fund’s performance to published returns in newspapers and magazines.

Average annual total return is the average annual compounded rate of return for periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund’s shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.  Average annual total return (before taxes) is calculated by computing the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

P(1+T)n = ERV
Where:

T	=	average annual total return
P	=	a hypothetical initial payment of $1,000
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period.

It should be noted that average annual total return is based on historical performance and is not intended to indicate future performance.  Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund’s expenses.

The average annual total return (after taxes on distributions) will be calculated according to the following formula:

P(1 + T)n  = ATVD
Where:
P           =           a hypothetical initial payment of $1,000,
T           =           average annual total return (after taxes on distributions),
n           =           number of years, and
ATVD =	the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemptions) will be calculated according to the following formula:
P(1+T)n  = ATVDR
Where:
P	=	a hypothetical initial payment of $1,000,
T	=	average annual total return (after taxes on distributions and redemption),
n	=	number of years, and
ATVDR	=	the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on distributions and redemption.

PROXY VOTING POLICY

The SEC has adopted rules requiring investment companies to disclose the policies and procedures that they use to determine how to vote proxies relating to portfolio securities, and to file with the SEC and make available to their shareholders the specific proxy votes they cast.  Funds are required to disclose their proxy voting policy in the Statement of Additional Information.

A. It is the Fund’s policy to vote proxies it receives from companies in its portfolio.

B. The Fund votes for proxy items it perceives to be in the best interest of the Fund and the Fund’s objectives.

    Priorities include:
     i)        the perceived well-being of the Fund;
     ii)       fair corporate governance;
     iii)      matters which promote clean energy and a clean environment;
     iv)      non-discriminatory treatment of employees;
      v)      oppose stock options for officers and directors.

C. A file has been created where copies of ballots and votes are maintained. The Fund annually files Form N-PX with the SEC, which includes the Fund’s proxy voting record showing votes cast by the Fund during the last 12 month period ended June 30. Shareholders may obtain, a copy of the Fund’s Form N-PX by contacting the Fund or by visiting the SEC’s website at www.sec.gov.

D. David Schoenwald, with the advice of Maurice Schoenwald, will be in charge of the Fund’s proxy voting program. In connection with the program, David Schoenwald advises that he will make his best efforts to vote proxies for the benefit of the shareholders and will do his best for the Fund’s interests.

E.  The Fund is unaware of any potential conflicts of interests it might have in connection with the proxy voting.

PATRIOT ACT AND PRIVACY INFORMATION
(Anti-money Laundering Laws)

Patriot Act.  We are and shall continue enforcing the anti-terror regulations, anti-money laundering regulations, certification regulations. The Fund retains PNC to provide services in these areas.

Consumer Privacy Information:  The Fund has a policy of protecting shareholder information. This Fund has never participated in revealing information about its shareholders, except at the request of a shareholder or government requirements.  For example, if the shareholder is applying for a mortgage and lists his assets and then requests that a confirmation be sent to the bank.

Of course the Fund will comply with giving information as may be required by law.  An example is a subpoena from a court or other proper government agency.  Tax information is disclosed as required by law to the tax authorities.  The Fund also has an anti-money laundering program which requires responding to inquiries from government authorities.  The Fund uses an outside transfer agent who keeps shareholder records. The Transfer Agent has been instructed to carry out the Fund policy.

The Fund and its Advisor have no relationship with any bank, insurance company or brokerage house, except the brokerage houses with which it buys and sells securities for the Fund’s portfolio and the brokerage houses which sell Fund shares.  No personal information is given by the Fund to any of those entities.

FINANCIAL STATEMENTS

The audited financial statements for the Fund for the year ended December 31, 2009, including notes thereto and the report of BBD, LLP, are included in the Fund’s Annual Report to Shareholders and were filed with the SEC on Form N-CSR and are incorporated by reference into this Statement of Additional Information. The financial statements and related notes have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.  No other parts of the Fund’s Annual Report to Shareholders are incorporated herein.  You may obtain a free copy of the Annual Report to Shareholders by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

NEW ALTERNATIVES FUND, INC.

PART C: OTHER INFORMATION

ITEM 28:                EXHIBITS.

(a)                      Articles of Incorporation.

(1)
Certificate of Incorporation of New Alternatives Fund, Inc. (the “Registrant”), formerly known as The Solar Fund, Inc., as filed with the Secretary of State of New York on January 17, 1978, is incorporated herein by reference to Exhibit No. 28(a)(1) of Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 26, 2010 (“PEA No. 31”).

(2)
Certificate of Amendment of the Registrant to: (i) increase the par value per share from no par value to $1.00 par value per share; (ii) increase the authorized shares to 3,000; (iii) exclude all preemptive rights; (iv) define the rights of shareholders; (v) add provisions; and (vi) add indemnification language, as filed with the Secretary of State of New York on August 4, 1981, is incorporated herein by reference to Exhibit No. 28 (a)(2) of PEA No. 31.

(3)
Restated Certificate of Incorporation of the Registrant, as filed with the Secretary of State of New York on September 2, 1981, is incorporated herein by reference to Exhibit No. 28 (a)(3) of PEA No. 31.

(4)
Certificate of Amendment of the Registrant to change Registrant’s then name from “The Solar Fund, Inc.” to “The Solar and Alternative Energy Fund, Inc.,” as filed with the Secretary of State of New York on February 10, 1982, is incorporated herein by reference to Exhibit No. 28 (a)(4) of PEA No. 31.

(5)
Certificate of Amendment of the Registrant to change Registrant’s then name from “The Solar and Alternative Energy Fund, Inc.” to “New Alternatives Fund, Inc.,” as filed with the Secretary of State of New York on August 6, 1982, is incorporated herein by reference to Exhibit No. 28 (a)(5) of PEA No. 31.

(6)
Certificate of Amendment of the Registrant to increase the authorized shares to 2,000,000 shares, as filed with the Secretary of State of New York on December 12, 1989, is incorporated herein by reference to Exhibit No. 28 (a)(6) of PEA No. 31.

(7)
Certificate of Amendment of the Registrant to increase the authorized shares to 8,000,000 shares, as filed with the Secretary of State of New York on October 15, 1993, is incorporated herein by reference to Exhibit No. 28 (a)(7) of PEA No. 31.

(8)
Certificate of Amendment of the Registrant increasing the authorized shares to 40 million and decreasing the par value per share to $0.01 per share, as filed with the Secretary of State of New York on June 20, 2008, is incorporated herein by reference to Exhibit No. 28 (a)(8) of PEA No. 31.

(b)                      By-Laws.

(1)
By-Laws, as amended through August 11, 2006 are incorporated herein by reference to Exhibit No. 23(b)(2) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on February 27, 2007 (“PEA No. 26”).

(c)                      Instruments Defining Rights of Security Holders.

(1)	See Paragraph (4) of the Restated Certificate of Incorporation of the Registrant, which is incorporated herein by reference to Exhibit No. 28(a)(3) of PEA No. 31.

(2)	See Article II, Article IV, Article IX, and Article X, Sections 1 and 4 of the Registrant’s By-Laws, as amended, which are incorporated herein by reference to Exhibit No. 23(b)(2) to PEA No. 26.

(d)                      Investment Advisory Contracts.

(1)
Investment Management Agreement between the Registrant and Accrued Equities, Inc. is incorporated herein by reference to Exhibit No. 23(4) to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 8, 1997 (“PEA No. 16”).

(e)                      Underwriting Contracts.

(1)	Underwriting Agreement dated July 1, 2006 between the Registrant and PFPC Distributors, Inc. is incorporated herein by reference to Exhibit No. 23(e) to PEA No. 26.

(2)
Sub-Distribution Agreement dated July 1, 2006 between PFPC Distributors, Inc. and Accrued Equities, Inc. is incorporated herein by reference to Exhibit No. 23(e)(1) to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 29, 2008 (“PEA No. 29”).

(f)                      Bonus or Profit Sharing Contracts.

Not Applicable.

(g)                      Custodian Agreements.

(1)
Custodian Services Agreement dated May 1, 2001 between the Registrant and PFPC Trust Company is incorporated herein by reference to Exhibit No. 23(1) to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 9, 2002 (“PEA No. 21”).

(2)
Sub-Custody Agreement between the Registrant, Citibank, N.A. and PFPC Trust Company is incorporated herein by reference to Exhibit No. 23(g)(1) to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on February 29, 2008 (“PEA No. 28”).

(h)                      Other  Material Contracts.

(1)
Amendment dated July 1, 2006 to the Amended and Restated Administration and Accounting Services Agreement dated October 24, 2005 between the Registrant and PFPC Inc. is incorporated herein by reference to Exhibit No. 23(h)(1) to PEA No. 26.

(2)
Amended and Restated Administration and Accounting Services Agreement dated October 24, 2005 between the Registrant and PFPC Inc. is incorporated herein by reference to Exhibit No. 23(h)(9) to Post Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on May 1, 2006 (“PEA No. 25”).

(3)
Accounting Services Agreement dated October 1, 1993 between the Registrant and PFPC Inc. is incorporated herein by reference to Exhibit No. 23(9) to Post Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on March 25, 1998 (“PEA No. 17”).

(4)
Amendment dated July 24, 2002 to the Shareholder Servicing Agreement dated October 1, 1993 between the Registrant and PFPC Inc. is incorporated herein by reference to Exhibit No. 23(h)(4) to PEA No. 26.

(5)	Shareholder Servicing Agreement dated October 1, 1993 between the Registrant and PFPC Inc. is incorporated herein by reference to Exhibit No. 23(9) to PEA No. 17.

 (i)                      Legal Opinion.

(1)
Opinion of Counsel is incorporated herein by reference to Exhibit No. 23(i)(10) to Post Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File Nos. 002-74436/811-03287) as filed with the SEC on April 25, 2006 (“PEA No. 24”).

(j)                      Other Opinions.

(1)	Consent of BBD, LLP..

(k)                      Omitted Financial Statements.

Not Applicable.

(l)                      Initial Capital Agreements.

Not Applicable.

(m)                      Rule 12b-1 Plan.

Not applicable.

(n)                      Rule 18f-3 Plan.

Not applicable.

(o)                      Reserved.

Not applicable.

(p)                      Codes of Ethics.

(1)	Joint Code of Ethics of the Registrant and Accrued Equities, Inc. is incorporated herein by reference to Exhibit No. 28 (p)(1) of PEA No. 31.

(q)                      Other.

(1)
Powers of Attorney for Jonathan D. Beard, Susan Hickey, Jeffrey E. Perlman, Preston V. Pumphrey, Sharon Reier, Murray D. Rosenblith, David J. Schoenwald and Maurice L. Schoenwald are incorporated herein by reference to Exhibit No. 28 (q)(1) of PEA No. 31.

ITEM 29	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

None.

ITEM 30                 INDEMNIFICATION.

Pursuant to Paragraph SEVENTH of the Registrant’s Restated Certificate of Incorporation, which is filed herewith as Exhibit No. 28 (a)(3), the Registrant may indemnify any person to the extent permitted by law and the requirements of any governing regulatory agency or commission.

The Registrant has obtained from a major insurance carrier a directors’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 31                 BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

Accrued Equities, Inc. is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”).  The list required by this Item 31 of each officer, director or partner of the Advisor, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by each officer, director, employee, partner or trustee during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Accrued Equities, Inc. pursuant to the Advisers Act (SEC File No. 801-15504).

ITEM 32                 PRINCIPAL UNDERWRITERS.

(a)(1)
PFPC Distributors, Inc. (the “Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  As of March 15, 2010, the Distributor acted as principal underwriter for the following investment companies:

Aston Funds
CRM Mutual Fund Trust
E.I.I. Realty Securities Trust
Fairholme Funds, Inc.
FundVantage Trust
GuideStone Funds
Highland Floating Rate Fund
Highland Floating Rate Advantage Fund
Highland Funds I
Industry Leaders Fund
Kalmar Pooled Investment Trust

Matthews International Funds, dba Matthews Asia Funds
The Metropolitan West Funds
The Motley Fool Funds Trust
New Alternatives Fund, Inc.
Old Westbury Funds
The RBB Fund, Inc.
Stratton Mutual Funds
The Torray Fund

(a)(2)
Accrued Equities, Inc. is registered with the SEC as a broker-dealer and is a member of FINRA.  Accrued Equities, Inc. serves as co-distributor of the Registrant pursuant to an agreement between the Distributor and Accrued Equities, Inc.  The Registrant is the only fund for which Accrued Equities, Inc. serves as co-distributor.

(b)(1)
The Distributor is a Massachusetts corporation located at 760 Moore Road, King of Prussia, PA 19406.  The Distributor is a wholly-owned subsidiary of PNC Global Investment Servicing (U.S.) Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Board of Directors

Name	Position	Effective Date
Nicholas M. Marsini, Jr.	Director	April 26, 2007
Michael DeNofrio	Director	April 26, 2007
Steven Turowski	Director	August 30, 2007
T. Thomas Deck	Director	January 3, 2008
Dennis J. Westley	Director	March 4, 2008

Officers

Name	Position	Effective Date
T. Thomas Deck	President and Chief Executive Officer	January 3, 2008
Bruno DiStefano	Vice President	April 11, 2007
Susan K. Moscaritolo	Vice President, Secretary and Clerk	VP - April 11, 2007 Secretary and Clerk – May 29, 2007
Matthew O. Tierney	Treasurer and Financial Operations Principal, Chief Financial Officer	August 19, 2008
Rita G. Adler	Chief Compliance Officer	April 11, 2007
Jodi L. Jamison	Chief Legal Officer	April 11, 2007
Maria C. Schaffer	Controller and Assistant Treasurer	April 11, 2007
John Munera	Anti-Money Laundering Officer	April 11, 2007
Ronald Berge	Assistant Vice President	April 11, 2007
Scott A. Thornton	Assistant Secretary and Assistant Clerk	May 20, 2008
Dianna A. Stone	Assistant Secretary and Assistant Clerk	November 27, 2007
Mark Pinocci	Vice President	Dec 2, 2008

(b)(2)
The information required by this Item 32(b) with respect to each director, officer or partner of Accrued Equities, Inc. is incorporated herein by reference to Schedule A of Form BD filed by the Distributor with the SEC pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-17356).

(c)
Commissions and other compensation received, directly or indirectly, from the Registrant during the last fiscal year by each principal underwriter who is not an affiliated person of the Registrant or any affiliated person of an affiliated person:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
PFPC Distributors, Inc.	$80,352	$0	$0	$27,500 (underwriter and system fee charges)
Accrued Equities, Inc.	$217,889	$0	$0	$0

ITEM 33.                      LOCATION OF ACCOUNTS AND RECORDS.

(a)
Accrued Equities, Inc., 150 Broadhollow Road, Suite PH2, Melville, NY 11747 (Registrant’s Certificate of Incorporation and all amendments thereto, By-Laws, Minute Books, and records relating to its function as investment adviser and certain records relating to its function as co-distributor).

(b)	PNC Global Investment Servicing, 760 Moore Road, King of Prussia, PA 19406 (records relating to its function as administrator, transfer agent and anti-money laundering agent).

(c)	PNC Global Investment Servicing, 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809 (records relating to its function as fund accounting agent).

(d)	PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its function as principal underwriter).

(e)	PFPC Trust Company, 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809 (records relating to its function as custodian and foreign custody manager).

ITEM 34                      MANAGEMENT SERVICES.

None.

ITEM 35                      UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 32 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Melville and State of New York on the 30th day of April, 2010.

NEW ALTERNATIVES FUND, INC.

By /s/ DAVID J. SCHOENWALD
David J. Schoenwald, Chairperson of the Board, President and Treasurer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 32 to the Registration Statement of New Alternatives Fund, Inc. has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ DAVID J. SCHOENWALD	Chairperson of the Board, President and Treasurer	April 30, 2010
David J. Schoenwald

/s/ MAURICE L. SCHOENWALD	Vice President, Secretary and Director	April 30, 2010
Maurice L. Schoenwald*

/s/ JONATHAN D. BEARD	Director	April 30, 2010
Jonathan D. Beard*

/s/ SUSAN HICKEY	Director	April 30, 2010
Susan Hickey*

/s/ PRESTON V. PUMPHREY	Director	April 30, 2010
Preston V. Pumphrey*

/s/ SHARON REIER	Director	April 30, 2010
Sharon Reier*

/s/ MURRAY D. ROSENBLITH	Director and Assistant Secretary	April 30, 2010
Murray D. Rosenblith*

/s/ JEFFREY E. PERLMAN	Director	April 30, 2010
Jeffrey E. Perlman*

* By: /s/ DAVID J. SCHOENWALD
David J. Schoenwald
Attorney-in-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM	EXHIBIT

(j)(1)	Consent of BBD, LLP.